2020 Divestitures	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
2020 Divestitures	2020 Divestiture
On May 11, 2020, the Company closed a transaction to sell certain non-strategic assets located in Pennsylvania and West Virginia (the 2020 Divestiture) for an aggregate purchase price of approximately $125 million in cash, subject to customary purchase price adjustments and the Contingent Consideration defined and discussed below. The Pennsylvania assets sold included 80 Marcellus wells and approximately 33 miles of gathering lines; the West Virginia assets sold included 809 conventional wells and approximately 154 miles of gathering lines. In addition, the 2020 Divestiture relieved the Company of approximately $49 million in asset retirement obligations and other liabilities associated with the sold assets. Proceeds from the sale were used to pay down the Company's term loan facility. See Note 10.

The purchase and sale agreement for the 2020 Divestiture provides for additional cash bonus payments (the Contingent Consideration) payable to the Company of up to $20 million. Such Contingent Consideration is conditioned upon the three-month average of the NYMEX Henry Hub natural gas settlement price relative to stated floor and target price thresholds beginning on August 31, 2020 and ending on November 30, 2022. The Contingent Consideration represents an embedded derivative that is recorded at fair value in the Consolidated Balance Sheets. The Contingent Consideration had a fair value of approximately $8.2 million and $1.9 million as of December 31, 2021 and 2020, respectively. During the years ended December 31, 2021 and 2020, the Company received cash from the Contingent Consideration of $10.6 million and $0.9 million, respectively. Changes in fair value are recorded in (gain) loss/impairment on sale/exchange of long-lived assets in the Statements of Consolidated Operations. The fair value of the Contingent Consideration is based on significant inputs that are interpolated from observable market data and, as such, is a Level 2 fair value measurement. See Note 4 for a description of the fair value hierarchy.

As a result of the 2020 Divestiture, the Company recognized a net loss of $39.1 million, including the impact of the change in fair value of the Contingent Consideration, in (gain) loss/impairment on sale/exchange of long-lived assets in the Statement of Consolidated Operations during the year ended December 31, 2020.